Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
June 30, 2020

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21 percent.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	June 30,	March 31,	June 30,	Percent Changes vs.
	2020	2020	2019	1Q20	2Q19
Net interest income (2)	$797	$796	$819	—%	(3)%
FTE adjustment	(5)	(6)	(7)	17	29
Net interest income	792	790	812	—	(2)
Provision for credit losses	327	441	59	(26)	454
Noninterest income	391	361	374	8	5
Noninterest expense	675	652	700	4	(4)
Income before income taxes	181	58	427	212	(58)
Provision for income taxes	31	10	63	210	(51)
Net income	150	48	364	213	(59)
Dividends on preferred shares	19	18	18	6	6
Net income applicable to common shares	$131	$30	$346	337%	(62)%

Net income per common share - diluted	$0.13	$0.03	$0.33	333%	(61)%
Cash dividends declared per common share	0.15	0.15	0.14	—	7
Tangible book value per common share at end of period	8.32	8.28	7.97	—	4
Number of common shares repurchased	—	7,088	11,344	(100)	(100)
Average common shares - basic	1,016	1,018	1,045	—	(3)
Average common shares - diluted	1,029	1,035	1,060	(1)	(3)
Ending common shares outstanding	1,017	1,014	1,038	—	(2)
Return on average assets	0.51%	0.17%	1.36%
Return on average common shareholders’ equity	5.0	1.1	13.5
Return on average tangible common shareholders’ equity (1)	6.7	1.8	17.7
Net interest margin (2)	2.94	3.14	3.31
Efficiency ratio (3)	55.9	55.4	57.6
Effective tax rate	17.2	17.0	14.6
Average total assets	$118,191	$110,147	$107,479	7	10
Average earning assets	109,038	101,783	99,188	7	10
Average loans and leases	80,199	75,696	74,932	6	7
Average loans and leases - linked quarter annualized growth rate	23.8%	3.2%	0.8%
Average total deposits	$93,222	$82,733	$81,718	13	14
Average core deposits (4)	88,878	79,528	78,723	12	13
Average core deposits - linked quarter annualized growth rate	47.0%	(0.8)%	(1.6)%
Average shareholders’ equity	11,945	11,636	11,475	3	4
Average common total shareholders' equity	10,590	10,433	10,272	2	3
Average tangible common shareholders' equity	8,429	8,264	8,075	2	4
Total assets at end of period	118,425	113,897	108,247	4	9
Total shareholders’ equity at end of period	12,314	11,769	11,668	5	6

NCOs as a % of average loans and leases	0.54%	0.62%	0.25%
NAL ratio	0.81	0.72	0.57
NPA ratio (5)	0.89	0.75	0.61
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	2.12	1.93	1.03
Common equity tier 1 risk-based capital ratio (6)	9.84	9.47	9.88
Tangible common equity / tangible asset ratio (7)	7.28	7.52	7.80
See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per share data)	2020	2019	Amount	Percent
Net interest income (2)	$1,593	$1,648	$(55)	(3)%
FTE adjustment	(11)	(14)	3	21
Net interest income	1,582	1,634	(52)	(3)
Provision for credit losses	768	126	642	510
Noninterest income	752	693	59	9
Noninterest expense	1,327	1,353	(26)	(2)
Income before income taxes	239	848	(609)	(72)
Provision for income taxes	41	126	(85)	(67)
Net Income	198	722	(524)	(73)
Dividends on preferred shares	37	37	—	—
Net income applicable to common shares	$161	$685	$(524)	(76)%

Net income per common share - diluted	$0.16	$0.64	$(0.48)	(75)%
Cash dividends declared per common share	0.30	0.28	0.02	7

Average common shares - basic	1,017	1,046	(29)	(3)
Average common shares - diluted	1,032	1,063	(31)	(3)

Return on average assets	0.35%	1.35%
Return on average common shareholders’ equity	3.1	13.7
Return on average tangible common shareholders’ equity (1)	4.3	18.0
Net interest margin (2)	3.04	3.35
Efficiency ratio (3)	55.7	56.7
Effective tax rate	17.2	14.8

Average total assets	$114,169	$107,495	$6,674	6
Average earning assets	105,410	99,200	6,210	6
Average loans and leases	77,947	74,853	3,094	4
Average total deposits	87,977	82,242	5,735	7
Average core deposits (4)	83,758	78,877	4,881	6
Average shareholders’ equity	11,790	11,317	473	4
Average common total shareholders' equity	10,511	10,113	398	4
Average tangible common shareholders' equity	8,347	7,912	435	5

NCOs as a % of average loans and leases	0.58%	0.32%
NAL ratio	0.81	0.57
NPA ratio (5)	0.89	0.61
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes

(1)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

(3)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(4)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(5)	NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.

(6)	June 30, 2020, figures are estimated.

(7)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	June 30,	December 31,
(dollar amounts in millions)	2020	2019	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,285	$1,045	23%
Interest-bearing deposits in Federal Reserve Bank	5,008	125	3,906
Interest-bearing deposits in banks	82	102	(20)
Trading account securities	45	99	(55)
Available-for-sale securities	13,297	14,149	(6)
Held-to-maturity securities	9,416	9,070	4
Other securities	438	441	(1)
Loans held for sale	1,165	877	33
Loans and leases (1)	80,139	75,404	6
Allowance for loan and lease losses	(1,702)	(783)	(117)
Net loans and leases	78,437	74,621	5
Bank owned life insurance	2,560	2,542	1
Premises and equipment	751	763	(2)
Goodwill	1,990	1,990	—
Service rights and other intangible assets	411	475	(13)
Other assets	3,540	2,703	31
Total assets	$118,425	$109,002	9%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$93,691	$82,347	14%
Short-term borrowings	146	2,606	(94)
Long-term debt	9,753	9,849	(1)
Other liabilities	2,521	2,405	5
Total liabilities	106,111	97,207	9

Shareholders' equity
Preferred stock	1,697	1,203	41
Common stock	10	10	—
Capital surplus	8,743	8,806	(1)
Less treasury shares, at cost	(59)	(56)	(5)
Accumulated other comprehensive gain (loss)	290	(256)	213
Retained earnings (deficit)	1,633	2,088	(22)
Total shareholders’ equity	12,314	11,795	4
Total liabilities and shareholders’ equity	$118,425	$109,002	9%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares outstanding	1,017,309,583	1,020,003,482
Treasury shares outstanding	4,999,371	4,537,605
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	745,500	740,500

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2020		2020		2019		2019		2019
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$34,879	44%	$32,959	42%	$30,664	41%	$30,394	41%	$30,608	41%
Commercial real estate:
Construction	1,200	1	1,180	2	1,123	1	1,157	2	1,146	1
Commercial	5,979	7	5,793	7	5,551	7	5,698	8	5,742	8
Commercial real estate	7,179	8	6,973	9	6,674	8	6,855	10	6,888	9
Total commercial	42,058	52	39,932	51	37,338	49	37,249	51	37,496	50
Consumer:
Automobile	12,678	16	12,907	17	12,797	17	12,292	15	12,173	16
Home equity	8,866	11	9,010	11	9,093	12	9,300	12	9,419	12
Residential mortgage	11,621	15	11,398	15	11,376	15	11,247	15	11,182	15
RV and marine	3,843	5	3,643	5	3,563	5	3,553	5	3,492	5
Other consumer	1,073	1	1,145	1	1,237	2	1,251	2	1,271	2
Total consumer	38,081	48	38,103	49	38,066	51	37,643	49	37,537	50
Total loans and leases	$80,139	100%	$78,035	100%	$75,404	100%	$74,892	100%	$75,033	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2020		2020		2019		2019		2019
Ending Balances by Business Segment:
Consumer and Business Banking	$27,173	34%	$21,544	28%	$21,716	29%	$21,963	30%	$22,128	30%
Commercial Banking	26,916	34	29,421	38	27,050	36	27,090	36	27,311	36
Vehicle Finance	19,345	24	20,552	26	20,190	27	19,484	26	19,417	26
RBHPCG	6,576	8	6,457	8	6,366	8	6,294	8	6,179	8
Treasury / Other	129	—	61	—	82	—	61	—	(2)	—
Total loans and leases	$80,139	100%	$78,035	100%	$75,404	100%	$74,892	100%	$75,033	100%

Average Balances by Business Segment:
Consumer and Business Banking	$25,379	32%	$21,593	29%	$21,845	30%	$22,092	30%	$22,139	30%
Commercial Banking	28,173	35	27,238	36	26,993	36	27,295	36	27,350	36
Vehicle Finance	19,822	25	20,307	27	19,852	26	19,370	26	19,298	26
RBHPCG	6,498	8	6,415	8	6,314	8	6,237	8	6,054	8
Treasury / Other	327	—	143	—	99	—	102	—	91	—
Total loans and leases	$80,199	100%	$75,696	100%	$75,103	100%	$75,096	100%	$74,932	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2020		2020		2019		2019		2019
Ending Balances by Type:
Demand deposits - noninterest-bearing	$27,574	29%	$21,039	24%	$20,247	25%	$20,553	25%	$19,383	24%
Demand deposits - interest-bearing	22,961	25	23,115	27	20,583	25	19,976	24	19,085	24
Money market deposits	25,312	27	25,068	29	24,726	30	23,977	29	23,952	30
Savings and other domestic deposits	11,034	12	9,845	11	9,549	12	9,566	12	9,803	12
Core certificates of deposit (1)	2,478	3	3,599	4	4,356	5	5,443	7	5,703	7
Total core deposits	89,359	96	82,666	95	79,461	97	79,515	97	77,926	97
Other domestic deposits of $250,000 or more	209	—	276	—	313	—	326	—	316	—
Brokered deposits and negotiable CDs	4,123	4	3,888	5	2,573	3	2,554	3	2,640	3
Total deposits	$93,691	100%	$86,830	100%	$82,347	100%	$82,395	100%	$80,882	100%
Total core deposits:
Commercial	$41,630	47%	$38,064	46%	$34,957	44%	$35,247	44%	$33,371	43%
Consumer	47,729	53	44,602	54	44,504	56	44,268	56	44,555	57
Total core deposits	$89,359	100%	$82,666	100%	$79,461	100%	$79,515	100%	$77,926	100%
Ending Balances by Business Segment:
Consumer and Business Banking	$59,202	63%	$51,898	60%	$51,675	63%	$51,671	63%	$51,577	64%
Commercial Banking	22,041	24	23,530	27	20,762	25	21,088	26	20,049	25
Vehicle Finance	824	1	525	1	376	—	363	—	339	—
RBHPCG	6,834	7	6,265	7	6,370	8	6,101	7	5,863	7
Treasury / Other (2)	4,790	5	4,612	5	3,164	4	3,172	4	3,054	4
Total deposits	$93,691	100%	$86,830	100%	$82,347	100%	$82,395	100%	$80,882	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2020		2020		2019		2019		2019
Average Balances by Business Segment:
Consumer and Business Banking	$56,858	61%	$51,296	62%	$52,059	63%	$51,604	63%	$51,935	64%
Commercial Banking	24,414	26	21,525	26	20,974	25	21,227	26	20,361	25
Vehicle Finance	646	1	366	—	347	—	359	—	322	—
RBHPCG	6,565	7	6,100	7	6,113	7	5,958	7	5,918	7
Treasury / Other (2)	4,739	5	3,446	5	3,099	5	3,101	4	3,182	4
Total deposits	$93,222	100%	$82,733	100%	$82,592	100%	$82,249	100%	$81,718	100%

(1)	Includes consumer certificates of deposit of $250,000 or more.

(2)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2020	2020	2019	2019	2019	1Q20	2Q19
Assets
Interest-bearing deposits in Federal Reserve Bank	$3,413	$680	$672	$514	$518	402%	559%
Interest-bearing deposits in banks	169	150	176	149	135	13	25
Securities:
Trading account securities	39	95	109	137	161	(59)	(76)
Available-for-sale securities:
Taxable	11,179	11,671	11,221	11,096	10,501	(4)	6
Tax-exempt	2,728	2,753	2,791	2,820	2,970	(1)	(8)
Total available-for-sale securities	13,907	14,424	14,012	13,916	13,471	(4)	3
Held-to-maturity securities - taxable	9,798	9,428	8,592	8,566	8,771	4	12
Other securities	474	445	448	437	466	7	2
Total securities	24,218	24,392	23,161	23,056	22,869	(1)	6
Loans held for sale	1,039	865	950	877	734	20	42
Loans and leases: (2)
Commercial:
Commercial and industrial	35,284	30,849	30,373	30,632	30,644	14	15
Commercial real estate:
Construction	1,201	1,165	1,181	1,165	1,168	3	3
Commercial	5,885	5,566	5,625	5,762	5,732	6	3
Commercial real estate	7,086	6,731	6,806	6,927	6,900	5	3
Total commercial	42,370	37,580	37,179	37,559	37,544	13	13
Consumer:
Automobile	12,681	12,924	12,607	12,181	12,219	(2)	4
Home equity	8,897	9,026	9,192	9,353	9,482	(1)	(6)
Residential mortgage	11,463	11,391	11,330	11,214	11,010	1	4
RV and marine	3,706	3,590	3,564	3,528	3,413	3	9
Other consumer	1,082	1,185	1,231	1,261	1,264	(9)	(14)
Total consumer	37,829	38,116	37,924	37,537	37,388	(1)	1
Total loans and leases	80,199	75,696	75,103	75,096	74,932	6	7
Allowance for loan and lease losses	(1,557)	(1,239)	(787)	(799)	(778)	(26)	(100)
Net loans and leases	78,642	74,457	74,316	74,297	74,154	6	6
Total earning assets	109,038	101,783	100,062	99,692	99,188	7	10
Cash and due from banks	1,299	914	864	817	835	42	56
Intangible assets	2,206	2,217	2,228	2,240	2,252	—	(2)
All other assets	7,205	6,472	6,346	6,216	5,982	11	20
Total assets	$118,191	$110,147	$108,713	$108,166	$107,479	7%	10%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$23,878	$21,202	$20,140	$19,796	$19,693	13%	21%
Money market deposits	25,728	24,697	24,560	24,266	23,305	4	10
Savings and other domestic deposits	10,609	9,632	9,552	9,681	10,105	10	5
Core certificates of deposit (3)	3,003	3,943	4,795	5,666	5,860	(24)	(49)
Other domestic deposits of $250,000 or more	230	321	313	315	310	(28)	(26)
Brokered deposits and negotiable CDs	4,114	2,884	2,589	2,599	2,685	43	53
Total interest-bearing deposits	67,562	62,679	61,949	62,323	61,958	8	9
Short-term borrowings	826	3,383	1,965	2,331	3,166	(76)	(74)
Long-term debt	9,802	10,076	9,886	9,536	8,914	(3)	10
Total interest-bearing liabilities	78,190	76,138	73,800	74,190	74,038	3	6
Demand deposits - noninterest-bearing	25,660	20,054	20,643	19,926	19,760	28	30
All other liabilities	2,396	2,319	2,386	2,336	2,206	3	9
Shareholders’ equity	11,945	11,636	11,884	11,714	11,475	3	4
Total liabilities and shareholders’ equity	$118,191	$110,147	$108,713	$108,166	$107,479	7%	10%

(1)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(2)	Includes nonaccrual loans.

(3)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2020	2020	2019	2019	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	$1	$2	$3	$3	$3
Interest-bearing deposits in banks	—	1	1	1	—
Securities:
Trading account securities	—	1	1	—	1
Available-for-sale securities:
Taxable	65	76	73	74	72
Tax-exempt	19	23	24	26	27
Total available-for-sale securities	84	99	97	100	99
Held-to-maturity securities - taxable	58	59	54	54	56
Other securities	1	2	3	3	4
Total securities	143	161	155	157	160
Loans held for sale	9	7	8	9	7
Loans and leases:
Commercial:
Commercial and industrial	323	318	335	358	373
Commercial real estate:
Construction	11	14	15	16	17
Commercial	43	56	63	68	71
Commercial real estate	54	70	78	84	88
Total commercial	377	388	413	442	461
Consumer:
Automobile	121	130	131	126	123
Home equity	82	107	117	127	131
Residential mortgage	101	105	105	107	106
RV and marine	43	44	45	44	42
Other consumer	30	36	39	42	42
Total consumer	377	422	437	446	444
Total loans and leases	754	810	850	888	905
Total earning assets	$907	$981	$1,017	$1,058	$1,075

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$4	$23	$32	$29	$28
Money market deposits	25	50	61	73	67
Savings and other domestic deposits	3	4	5	5	6
Core certificates of deposit (3)	7	19	25	31	32
Other domestic deposits of $250,000 or more	5	1	3	1	1
Brokered deposits and negotiable CDs	3	8	10	15	16
Total interest-bearing deposits	47	105	136	154	150
Short-term borrowings	1	12	8	13	19
Long-term debt	62	68	87	86	87
Total interest bearing liabilities	110	185	231	253	256
Net interest income	$797	$796	$786	$805	$819

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	June 30,	March 31,	December 31,	September 30,	June 30,
Fully-taxable equivalent basis (1)	2020	2020	2019	2019	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	0.10%	1.08%	1.66%	2.19%	2.38%
Interest-bearing deposits in banks	0.33	1.52	1.81	2.38	2.08
Securities:
Trading account securities	1.99	3.21	2.45	2.36	1.92
Available-for-sale securities:
Taxable	2.30	2.62	2.63	2.67	2.73
Tax-exempt	2.75	3.30	3.43	3.63	3.66
Total available-for-sale securities	2.39	2.75	2.79	2.87	2.94
Held-to-maturity securities - taxable	2.39	2.50	2.50	2.51	2.54
Other securities	0.57	2.07	2.57	3.15	3.44
Total securities	2.35	2.64	2.68	2.74	2.79
Loans held for sale	3.22	3.39	3.40	3.69	4.00
Loans and leases: (3)
Commercial:
Commercial and industrial	3.62	4.12	4.31	4.57	4.82
Commercial real estate:
Construction	3.66	4.75	5.07	5.50	5.59
Commercial	2.94	4.00	4.36	4.67	4.88
Commercial real estate	3.06	4.13	4.48	4.81	5.00
Total commercial	3.53	4.12	4.34	4.61	4.85
Consumer:
Automobile	3.84	4.05	4.15	4.09	4.02
Home equity	3.73	4.75	5.03	5.38	5.56
Residential mortgage	3.51	3.70	3.73	3.80	3.84
RV and marine	4.71	4.91	4.96	4.96	4.94
Other consumer	11.10	12.39	12.71	13.34	13.29
Total consumer	4.00	4.45	4.59	4.72	4.76
Total loans and leases	3.75	4.29	4.47	4.67	4.80
Total earning assets	3.35	3.88	4.03	4.21	4.35
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.07	0.43	0.63	0.57	0.58
Money market deposits	0.40	0.81	0.99	1.20	1.15
Savings and other domestic deposits	0.10	0.17	0.20	0.22	0.23
Core certificates of deposit (4)	1.55	1.91	2.09	2.17	2.15
Other domestic deposits of $250,000 or more	1.25	1.56	1.70	1.85	1.92
Brokered deposits and negotiable CDs	0.18	1.22	1.67	2.21	2.39
Total interest-bearing deposits	0.28	0.68	0.87	0.98	0.97
Short-term borrowings	0.47	1.46	1.66	2.28	2.41
Long-term debt	2.58	2.70	3.50	3.59	3.91
Total interest-bearing liabilities	0.57	0.98	1.24	1.36	1.39
Demand deposits - noninterest-bearing	—	—	—	—	—
Net interest rate spread	2.78	2.90	2.79	2.85	2.96
Impact of noninterest-bearing funds on margin	0.16	0.24	0.33	0.35	0.35
Net interest margin	2.94%	3.14%	3.12%	3.20%	3.31%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2020	2020	2019	2019	2019
Fully-taxable equivalent basis (1)	Second	First	Fourth	Third	Second
Commercial loans (2)(3)	3.17%	4.08%	4.36%	4.70%	4.88%
Impact of commercial loan derivatives	0.36	0.04	(0.02)	(0.09)	(0.03)
Total commercial - as reported	3.53%	4.12%	4.34%	4.61%	4.85%

Average 1 Month LIBOR	0.36%	1.41%	1.79%	2.18%	2.44%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.

(2)	Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes nonaccrual loans.

(4)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Interest income	$902	$975	$1,011	$1,052	$1,068
Interest expense	110	185	231	253	256
Net interest income	792	790	780	799	812
Provision for credit losses	327	441	79	82	59
Net interest income after provision for credit losses	465	349	701	717	753
Service charges on deposit accounts	60	87	95	98	92
Card and payment processing income	59	58	64	64	63
Trust and investment management services	45	47	47	44	43
Mortgage banking income	96	58	58	54	34
Capital markets fees	31	33	31	36	34
Insurance income	25	23	24	20	23
Bank owned life insurance income	17	16	17	18	15
Gain on sale of loans and leases	8	8	16	13	13
Net (losses) gains on sales of securities	(1)	—	(22)	—	(2)
Other noninterest income	51	31	42	42	59
Total noninterest income	391	361	372	389	374
Personnel costs	418	395	426	406	428
Outside data processing and other services	90	85	89	87	89
Equipment	46	41	42	41	40
Net occupancy	39	40	41	38	38
Professional services	11	11	14	16	12
Amortization of intangibles	10	11	12	12	12
Marketing	5	9	9	10	11
Deposit and other insurance expense	9	9	10	8	8
Other noninterest expense	47	51	58	49	62
Total noninterest expense	675	652	701	667	700
Income before income taxes	181	58	372	439	427
Provision for income taxes	31	10	55	67	63
Net income	150	48	317	372	364
Dividends on preferred shares	19	18	19	18	18
Net income applicable to common shares	$131	$30	$298	$354	$346

Average common shares - basic	1,016	1,018	1,029	1,035	1,045
Average common shares - diluted	1,029	1,035	1,047	1,051	1,060

Per common share
Net income - basic	$0.13	$0.03	$0.29	$0.34	$0.33
Net income - diluted	0.13	0.03	0.28	0.34	0.33
Cash dividends declared	0.15	0.15	0.15	0.15	0.14

Revenue - fully-taxable equivalent (FTE)
Net interest income	$792	$790	$780	$799	$812
FTE adjustment	5	6	6	6	7
Net interest income (1)	797	796	786	805	819
Noninterest income	391	361	372	389	374
Total revenue (1)	$1,188	$1,157	$1,158	$1,194	$1,193

(1)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2020	2020	2019	2019	2019	1Q20	2Q19
Net origination and secondary marketing income	$91	$45	$43	$42	$30	102%	203%
Net mortgage servicing income
Loan servicing income	14	16	15	15	15	(13)	(7)
Amortization of capitalized servicing	(12)	(9)	(13)	(13)	(10)	(33)	(20)
Operating income	2	7	2	2	5	(71)	(60)
MSR valuation adjustment (1)	(6)	(53)	25	(11)	(19)	89	68
Gains (losses) due to MSR hedging	6	57	(14)	19	17	(89)	(65)
Net MSR risk management	—	4	11	8	(2)	(100)	100
Total net mortgage servicing income	$2	$11	$13	$10	$3	(82)%	(33)%
All other	3	2	2	2	1	50	200
Mortgage banking income	$96	$58	$58	$54	$34	66%	182%

Mortgage origination volume	$3,802	$2,136	$2,490	$2,097	$1,922	78%	98%
Mortgage origination volume for sale	2,268	1,409	1,518	1,483	1,181	61	92

Third party mortgage loans serviced (2)	23,184	22,775	22,425	21,674	21,486	2	8
Mortgage servicing rights (2)	172	165	212	180	192	4	(10)
MSR % of investor servicing portfolio (2)	0.74%	0.72%	0.95%	0.83%	0.90%	3%	(18)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2020	2020	2019	2019	2019
Allowance for loan and lease losses, beginning of period	$1,504	$783	$780	$774	$764
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	—	391	—	—	—
Loan and lease losses	(123)	(136)	(93)	(102)	(70)
Recoveries of loans previously charged off	16	19	20	29	22
Net loan and lease losses	(107)	(117)	(73)	(73)	(48)
Provision for loan and lease losses	305	447	77	79	58
Allowance of assets sold or transferred to loans held for sale	—	—	(1)	—	—
Allowance for loan and lease losses, end of period	1,702	1,504	783	780	774
Allowance for unfunded loan commitments and letters of credit, beginning of period	99	104	101	101	100
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	—	2	—	—	—
Provision for (reduction in) unfunded loan commitments and letters of credit losses	22	(6)	2	3	1
Unfunded commitment losses	(2)	(1)	(2)	—	—
Allowance for unfunded loan commitments and letters of credit, end of period	119	99	101	104	101
Total allowance for credit losses, end of period	$1,821	$1,603	$884	$884	$875
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.12%	1.93%	1.04%	1.04%	1.03%
Nonaccrual loans and leases (NALs)	263	270	167	178	182
Nonperforming assets (NPAs)	239	257	157	163	168
Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.27%	2.05%	1.18%	1.18%	1.17%
Nonaccrual loans and leases (NALs)	281	287	190	201	206
Nonperforming assets (NPAs)	255	273	178	184	190

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2020	2020	2019	2019	2019
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$80	$84	$36	$40	$21
Commercial real estate:
Construction	1	—	—	(1)	(1)
Commercial	(1)	(1)	—	(1)	(2)
Commercial real estate	—	(1)	—	(2)	(3)
Total commercial	80	83	36	38	18
Consumer:
Automobile	10	7	9	8	5
Home equity	—	5	1	2	2
Residential mortgage	—	1	1	1	1
RV and marine	4	2	4	2	2
Other consumer	13	19	22	22	20
Total consumer	27	34	37	35	30
Total net charge-offs	$107	$117	$73	$73	$48

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.90%	1.09%	0.47%	0.52%	0.27%
Commercial real estate:
Construction	(0.01)	0.08	(0.03)	(0.40)	(0.08)
Commercial	(0.03)	(0.06)	0.01	(0.09)	(0.12)
Commercial real estate	(0.03)	(0.03)	—	(0.14)	(0.12)
Total commercial	0.75	0.89	0.38	0.40	0.20
Consumer:
Automobile	0.31	0.22	0.30	0.26	0.17
Home equity	0.08	0.19	0.02	0.11	0.07
Residential mortgage	0.02	0.02	0.04	0.03	0.05
RV and marine	0.37	0.27	0.39	0.23	0.25
Other consumer	4.80	6.45	7.26	7.07	6.02
Total consumer	0.30	0.35	0.39	0.38	0.31
Net charge-offs as a % of average loans	0.54%	0.62%	0.39%	0.39%	0.25%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2020	2020	2019	2019	2019
Nonaccrual loans and leases (NALs):
Commercial and industrial	$485	$396	$323	$291	$281
Commercial real estate	28	30	10	12	17
Automobile	8	6	4	5	4
Home equity	59	58	59	60	60
Residential mortgage	66	66	71	69	62
RV and marine	2	2	1	1	1
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	648	558	468	438	425
Other real estate, net:
Residential	5	8	9	10	10
Commercial	2	2	2	2	4
Total other real estate, net	7	10	11	12	14
Other NPAs (1)	58	18	19	32	21
Total nonperforming assets	$713	$586	$498	$482	$460

Nonaccrual loans and leases as a % of total loans and leases	0.81%	0.72%	0.62%	0.58%	0.57%
NPA ratio (2)	0.89	0.75	0.66	0.64	0.61
(NPA+90days)/(Loan+OREO) (3)	1.13	0.96	0.89	0.86	0.82

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2020	2020	2019	2019	2019
Nonperforming assets, beginning of period	$586	$498	$482	$460	$461
New nonperforming assets	279	274	175	165	117
Returns to accruing status	(25)	(18)	(20)	(24)	(16)
Loan and lease losses	(61)	(91)	(48)	(66)	(34)
Payments	(63)	(70)	(63)	(38)	(54)
Sales	(3)	(7)	(28)	(15)	(14)
Nonperforming assets, end of period	$713	$586	$498	$482	$460

(1)	Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2020	2020	2019	2019	2019
Accruing loans and leases past due 90+ days:
Commercial and industrial	$13	$10	$11	$9	$5
Commercial real estate	—	—	—	—	—
Automobile	8	8	8	8	7
Home equity	10	12	14	13	15
Residential mortgage (excluding loans guaranteed by the U.S. Government)	17	21	20	23	27
RV and marine	2	2	2	1	1
Other consumer	3	4	7	7	5
Total, excl. loans guaranteed by the U.S. Government	53	57	62	61	60
Add: loans guaranteed by U.S. Government	141	110	109	102	92
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$194	$167	$171	$163	$152

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.07%	0.07%	0.08%	0.08%	0.08%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.18	0.14	0.14	0.14	0.12
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.24	0.21	0.23	0.22	0.20

Accruing troubled debt restructured loans:
Commercial and industrial	$192	$219	$213	$225	$245
Commercial real estate	35	37	37	40	48
Automobile	52	42	40	39	37
Home equity	209	219	226	233	241
Residential mortgage	229	227	223	221	221
RV and marine	6	3	3	3	2
Other consumer	10	11	11	10	10
Total accruing troubled debt restructured loans	$733	$758	$753	$771	$804

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$169	$119	$109	$84	$88
Commercial real estate	3	4	6	6	6
Automobile	2	2	2	3	3
Home equity	26	25	26	26	26
Residential mortgage	43	42	42	44	43
RV and marine	1	2	1	1	1
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$244	$194	$186	$164	$167

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2020	2020	2019	2019	2019
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$12,314	$11,769	$11,795	$11,909	$11,668
Regulatory capital adjustments:
CECL transitional amount (2)	442	386	—	—	—
Shareholders’ preferred equity	(1,701)	(1,207)	(1,207)	(1,207)	(1,207)
Accumulated other comprehensive income offset	(290)	(227)	256	175	273
Goodwill and other intangibles, net of related taxes	(2,129)	(2,141)	(2,153)	(2,162)	(2,174)
Deferred tax assets that arise from tax loss and credit carryforwards	(40)	(42)	(44)	(30)	(30)
Common equity tier 1 capital	8,596	8,538	8,647	8,685	8,530
Additional tier 1 capital
Shareholders’ preferred equity	1,701	1,207	1,207	1,207	1,207
Other	—	1	—	1	—
Tier 1 capital	10,297	9,746	9,854	9,893	9,737
Long-term debt and other tier 2 qualifying instruments	697	619	672	750	727
Qualifying allowance for loan and lease losses	1,094	1,127	887	884	875
Tier 2 capital	1,791	1,746	1,559	1,634	1,602
Total risk-based capital	$12,088	$11,492	$11,413	$11,527	$11,339
Risk-weighted assets (RWA)(1)	$87,324	$90,193	$87,512	$86,719	$86,332
Common equity tier 1 risk-based capital ratio (1)	9.84%	9.47%	9.88%	10.02%	9.88%
Other regulatory capital data:
Tier 1 leverage ratio (1)	8.86	9.01	9.26	9.34	9.24
Tier 1 risk-based capital ratio (1)	11.79	10.81	11.26	11.41	11.28
Total risk-based capital ratio (1)	13.84	12.74	13.04	13.29	13.13
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	9.69	9.32	9.62	9.83	9.58

(1)	June 30, 2020, figures are estimated.

(2)
The CECL transitional amount includes the impact of Huntington's adoption of the new CECL accounting standard on January 1, 2020 and 25 percent of the increase in reserves from January 1, 2020 through June 30, 2020.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	June 30,	March 31,	December 31,	September 30,	June 30,
	2020	2020	2019	2019	2019
Dividends, per share
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.14
Common shares outstanding
Average - basic	1,016	1,018	1,029	1,035	1,045
Average - diluted	1,029	1,035	1,047	1,051	1,060
Ending	1,017	1,014	1,020	1,033	1,038
Tangible book value per common share (1)	$8.32	$8.28	$8.25	$8.25	$7.97
Common share repurchases
Number of shares repurchased	—	7	13	5	11
Non-regulatory capital

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2020	2020	2019	2019	2019
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$12,314	$11,769	$11,795	$11,909	$11,668
Less: goodwill	(1,990)	(1,990)	(1,990)	(1,990)	(1,990)
Less: other intangible assets	(211)	(222)	(232)	(244)	(257)
Add: related deferred tax liability (1)	44	47	49	51	54
Total tangible equity	10,157	9,604	9,622	9,726	9,475
Less: preferred equity	(1,697)	(1,203)	(1,203)	(1,203)	(1,203)
Total tangible common equity	$8,460	$8,401	$8,419	$8,523	$8,272
Total assets	$118,425	$113,897	$109,002	$108,735	$108,247
Less: goodwill	(1,990)	(1,990)	(1,990)	(1,990)	(1,990)
Less: other intangible assets	(211)	(222)	(232)	(244)	(257)
Add: related deferred tax liability (1)	44	47	49	51	54
Total tangible assets	$116,268	$111,732	$106,829	$106,552	$106,054
Tangible equity / tangible asset ratio	8.74%	8.60%	9.01%	9.13%	8.93%
Tangible common equity / tangible asset ratio	7.28	7.52	7.88	8.00	7.80
Other data:
Number of employees (Average full-time equivalent)	15,703	15,386	15,495	15,659	15,780
Number of domestic full-service branches (2)	839	839	868	868	868
ATM Count	1,344	1,434	1,448	1,442	1,687

(1)	Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

(2)	Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (1)
	Six Months Ended June 30,		Change
(dollar amounts in millions)	2020	2019	Amount	Percent
Assets
Interest-bearing deposits in Federal Reserve Bank	$2,047	$510	$1,537	301%
Interest-bearing deposits in banks	159	122	37	30
Securities:
Trading account securities	67	149	(82)	(55)
Available-for-sale securities:
Taxable	11,425	10,626	799	8
Tax-exempt	2,740	3,008	(268)	(9)
Total available-for-sale securities	14,165	13,634	531	4
Held-to-maturity securities - taxable	9,613	8,713	900	10
Other securities	460	501	(41)	(8)
Total securities	24,305	22,997	1,839	6
Loans held for sale	952	717	235	33
Loans and leases: (2)
Commercial:
Commercial and industrial	33,066	30,595	2,471	8
Commercial real estate:
Construction	1,183	1,171	12	1
Commercial	5,726	5,710	16	—
Commercial real estate	6,909	6,881	28	—
Total commercial	39,975	37,476	2,499	7
Consumer:
Automobile	12,803	12,290	513	4
Home equity	8,961	9,561	(600)	(6)
Residential mortgage	11,427	10,899	528	5
RV and marine	3,648	3,355	293	9
Other consumer	1,133	1,273	(140)	(11)
Total consumer	37,972	37,378	594	2
Total loans and leases	77,947	74,854	3,093	4
Allowance for loan and lease losses	(1,398)	(779)	(619)	(79)
Net loans and leases	76,549	74,075	2,474	3
Total earning assets	105,410	99,200	6,210	6
Cash and due from banks	1,106	844	262	31
Intangible assets	2,211	2,258	(47)	(2)
All other assets	6,840	5,972	868	15
Total assets	$114,169	$107,495	6,674	6%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$22,540	$19,746	$2,794	14%
Money market deposits	25,213	23,121	2,092	9
Savings and other domestic deposits	10,120	10,222	(102)	(1)
Core certificates of deposit (3)	3,028	5,955	(2,927)	(49)
Other domestic deposits of $250,000 or more	720	323	397	123
Brokered deposits and negotiable CDs	3,499	3,042	457	15
Total interest-bearing deposits	65,120	62,409	2,711	4
Short-term borrowings	2,105	2,745	(640)	(23)
Long-term debt	9,939	8,946	993	11
Total interest-bearing liabilities	77,164	74,100	3,064	4
Demand deposits - noninterest-bearing	22,857	19,833	3,024	15
All other liabilities	2,358	2,245	113	5
Shareholders’ equity	11,790	11,317	473	4
Total liabilities and shareholders’ equity	$114,169	$107,495	$6,674	6%

(1)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(2)	Includes nonaccrual loans.

(3)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Six Months Ended June 30,
(dollar amounts in millions)	2020	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	$3	$6
Interest-bearing deposits in banks	1	1
Securities:
Trading account securities	1	2
Available-for-sale securities:
Taxable	141	148
Tax-exempt	42	55
Total available-for-sale securities	183	203
Held-to-maturity securities - taxable	117	110
Other securities	3	10
Total securities	304	325
Loans held for sale	16	14
Loans and leases:
Commercial:
Commercial and industrial	641	748
Commercial real estate:
Construction	25	33
Commercial	99	142
Commercial real estate	124	175
Total commercial	765	923
Consumer:
Automobile	251	243
Home equity	189	264
Residential mortgage	206	210
RV and marine	87	82
Other consumer	66	84
Total consumer	799	883
Total loans and leases	1,564	1,806
Total earning assets	$1,888	$2,152
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$27	$55
Money market deposits	75	126
Savings and other domestic deposits	7	12
Core certificates of deposit (3)	26	63
Other domestic deposits of $250,000 or more	6	3
Brokered deposits and negotiable CDs	11	36
Total interest-bearing deposits	152	295
Short-term borrowings	13	33
Long-term debt	130	176
Total interest-bearing liabilities	295	504
Net interest income	$1,593	$1,648

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis (1)	2020	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	0.26%	2.39%
Interest-bearing deposits in banks	0.89	1.93
Securities:
Trading account securities	2.86	1.97
Available-for-sale securities:
Taxable	2.46	2.78
Tax-exempt	3.03	3.68
Total available-for-sale securities	2.57	2.98
Held-to-maturity securities - taxable	2.44	2.53
Other securities	1.30	4.01
Total securities	2.50	2.82
Loans held for sale	3.30	4.04
Loans and leases: (3)
Commercial:
Commercial and industrial	3.86	4.87
Commercial real estate:
Construction	4.19	5.58
Commercial	3.45	4.94
Commercial real estate	3.58	5.05
Total commercial	3.81	4.90
Consumer:
Automobile	3.95	3.98
Home equity	4.24	5.57
Residential mortgage	3.60	3.85
RV and marine	4.81	4.95
Other consumer	11.77	13.27
Total consumer	4.23	4.75
Total loans and leases	4.01	4.83
Total earning assets	3.60%	4.38%
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.24%	0.57%
Money market deposits	0.60	1.10
Savings and other domestic deposits	0.14	0.23
Core certificates of deposit (4)	1.71	2.13
Other domestic deposits of $250,000 or more	1.81	1.87
Brokered deposits and negotiable CDs	0.61	2.39
Total interest-bearing deposits	0.47	0.95
Short-term borrowings	1.26	2.41
Long-term debt	2.64	3.95
Total interest-bearing liabilities	0.77	1.37
Demand deposits - noninterest-bearing	—	—
Net interest rate spread	2.83	3.01
Impact of noninterest-bearing funds on margin	0.21	0.34
Net interest margin	3.04%	3.35%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis (1)	2020	2019
Commercial loans (2)(3)	3.60%	4.91%
Impact of commercial loan derivatives	0.21	(0.01)
Total commercial - as reported	3.81%	4.90%

Average 1 Month LIBOR	0.90%	2.47%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.

(2)	Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes the impact of nonaccrual loans.

(4)	Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per share data)	2020	2019	Amount	Percent
Interest income	$1,877	$2,138	$(261)	(12)%
Interest expense	295	504	(209)	(41)
Net interest income	1,582	1,634	(52)	(3)
Provision for credit losses	768	126	642	510
Net interest income after provision for credit losses	814	1,508	(694)	(46)
Service charges on deposit accounts	148	179	(31)	(17)
Card and payment processing income	117	119	(2)	(2)
Mortgage banking income	154	55	99	180
Trust and investment management services	92	87	5	6
Insurance income	48	44	4	9
Capital markets fees	64	56	8	14
Bank owned life insurance income	32	31	1	3
Gain on sale of loans and leases	17	26	(9)	(35)
Net (losses) gains on sales of securities	(1)	(2)	1	50
Other noninterest income	81	98	(17)	(17)
Total noninterest income	752	693	59	9
Personnel costs	814	822	(8)	(1)
Outside data processing and other services	175	170	5	3
Equipment	87	80	7	9
Net occupancy	79	80	(1)	(1)
Professional services	22	24	(2)	(8)
Amortization of intangibles	21	25	(4)	(16)
Marketing	14	18	(4)	(22)
Deposit and other insurance expense	18	16	2	13
Other noninterest expense	97	118	(21)	(18)
Total noninterest expense	1,327	1,353	(26)	(2)
Income before income taxes	239	848	(609)	(72)
Provision for income taxes	41	126	(85)	(67)
Net income	198	722	(524)	(73)
Dividends on preferred shares	37	37	—	—
Net income applicable to common shares	$161	$685	$(524)	(76)%
Average common shares - basic	1,017	1,046	(29)	(3)
Average common shares - diluted	1,032	1,063	(31)	(3)
Per common share
Net income - basic	$0.16	$0.66	$(0.50)	(76)%
Net income - diluted	0.16	0.64	(0.48)	(75)
Cash dividends declared	0.30	0.28	0.02	7
Revenue - fully taxable equivalent (FTE)
Net interest income	$1,582	$1,634	$(52)	(3)%
FTE adjustment (1)	11	14	(3)	(21)
Net interest income	1,593	1,648	(55)	(3)
Noninterest income	752	693	59	9
Total revenue (1)	$2,345	$2,341	$4	—%

(1)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions)	2020	2019	Amount	Percent
Net origination and secondary marketing income	$136	$47	89	189%
Net mortgage servicing income
Loan servicing income	30	29	1	3
Amortization of capitalized servicing	(21)	(19)	(2)	(11)
Operating income	9	10	(1)	(10)
MSR valuation adjustment (1)	(59)	(29)	(30)	(103)
Gains (losses) due to MSR hedging	63	24	39	163
Net MSR risk management	4	(5)	9	—
Total net mortgage servicing income	$13	$5	$8	160%
All other	5	3	2	67
Mortgage banking income	$154	$55	$99	180%

Mortgage origination volume	$5,938	$3,157	$2,781	88%
Mortgage origination volume for sale	3,677	1,937	1,740	90

Third party mortgage loans serviced (2)	23,184	21,486	1,698	8
Mortgage servicing rights (2)	172	192	(20)	(10)
MSR % of investor servicing portfolio	0.74%	0.90%	(0.16)%	(18)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2020	2019
Allowance for loan and lease losses, beginning of period	$783	$772
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	$391	$—
Loan and lease losses	(259)	(167)
Recoveries of loans previously charged off	35	48
Net loan and lease losses	(224)	(119)
Provision for loan and lease losses	752	121
Allowance for loan and lease losses, end of period	1,702	774
Allowance for unfunded loan commitments and letters of credit, beginning of period	$104	$96
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	2	—
Provision for (reduction in) unfunded loan commitments and letters of credit losses	16	5
Unfunded commitment losses	(3)	—
Allowance for unfunded loan commitments and letters of credit, end of period	119	101
Total allowance for credit losses	$1,821	$875
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.12%	1.03%
Nonaccrual loans and leases (NALs)	263	182
Nonperforming assets (NPAs)	239	168
Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.27%	1.17%
Nonaccrual loans and leases (NALs)	281	206
Nonperforming assets (NPAs)	255	190

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2020	2019
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$164	$52
Commercial real estate:
Construction	1	(1)
Commercial	(2)	—
Commercial real estate	(1)	(1)
Total commercial	163	51
Consumer:
Automobile	17	15
Home equity	5	5
Residential mortgage	1	4
RV and marine	6	5
Other consumer	32	39
Total consumer	61	68
Total net charge-offs	$224	$119

	Six Months Ended June 30,
	2020	2019
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.99%	0.34%
Commercial real estate:
Construction	0.04	(0.09)
Commercial	(0.04)	—
Commercial real estate	(0.03)	(0.02)
Total commercial	0.81	0.27
Consumer:
Automobile	0.26	0.24
Home equity	0.14	0.10
Residential mortgage	0.02	0.08
RV and marine	0.32	0.32
Other consumer	5.66	6.08
Total consumer	0.33	0.36
Net charge-offs as a % of average loans	0.58%	0.32%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	June 30,
(dollar amounts in millions)	2020	2019
Nonaccrual loans and leases (NALs):
Commercial and industrial	$485	$281
Commercial real estate	28	17
Automobile	8	4
Home equity	59	60
Residential mortgage	66	62
RV and marine	2	1
Other consumer	—	—
Total nonaccrual loans and leases	648	425
Other real estate, net:
Residential	5	10
Commercial	2	4
Total other real estate, net	7	14
Other NPAs (1)	58	21
Total nonperforming assets (3)	$713	$460

Nonaccrual loans and leases as a % of total loans and leases	0.81%	0.57%
NPA ratio (2)	0.89	0.61

	Six Months Ended June 30,
(dollar amounts in millions)	2020	2019
Nonperforming assets, beginning of period	$498	$387
New nonperforming assets	553	335
Returns to accruing status	(43)	(49)
Loan and lease losses	(152)	(80)
Payments	(133)	(87)
Sales and held-for-sale transfers	(10)	(46)
Nonperforming assets, end of period (2)	$713	$460

(1)	Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	Nonaccruing troubled debt restructured loans are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2020	2019
Accruing loans and leases past due 90+ days:
Commercial and industrial	$13	$5
Commercial real estate	—	—
Automobile	8	7
Home equity	10	15
Residential mortgage (excluding loans guaranteed by the U.S. Government)	17	27
RV and marine	2	1
Other consumer	3	5
Total, excl. loans guaranteed by the U.S. Government	53	60
Add: loans guaranteed by U.S. Government	141	92
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$194	$152
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.07%	0.08%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.18	0.12
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.24	0.20
Accruing troubled debt restructured loans:
Commercial and industrial	$192	$245
Commercial real estate	35	48
Automobile	52	37
Home equity	209	241
Residential mortgage	229	221
RV and marine	6	2
Other consumer	10	10
Total accruing troubled debt restructured loans	$733	$804
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$169	$88
Commercial real estate	3	6
Automobile	2	3
Home equity	26	26
Residential mortgage	43	43
RV and marine	1	1
Other consumer	—	—
Total nonaccruing troubled debt restructured loans	$244	$167